UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2012
[Missing Graphic Reference]

DIGITAL ALLY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 W. 110th Street, Suite 200, Overland Park, KS 66210
(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 8, 2012, Digital Ally, Inc. issued a press release entitled “Digital Ally, Inc. Announces Second Quarter Operating Results” dated August 8, 2012.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Text of press release entitled “Digital Ally, Inc. Announces Second Quarter Operating Results” dated August 8, 2012.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Ally, Inc.

Date: August 8, 2012	By:	/s/ Stanton E. Ross
	Name:	Stanton E. Ross
	Title:	Chairman, President and Chief Executive Officer

3

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release entitled “Digital Ally, Inc. Announces Second Quarter Operating Results” dated August 8, 2012.

4